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                      Securities and Exchange Commission

                            Washington, D.C.  20549


                                   Form 8-K

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) February 18, 1999
                                                       ------------------

                         Presidential Life Corporation
                         -----------------------------

            (Exact name of registrant as specified in its charter)

Delaware                   0-5486              13-2652144
--------                   ------              ----------
(State or other            (Commission         (IRS Employer
jurisdiction of            File Number)        Identification No.)
incorporation)


             69 Lydecker Street, Nyack, New York             10960
             -----------------------------------------------------
            (Address of principal executive offices)    (Zip Code)

      Registrant's Telephone Number, including area code:  (914) 358-2300
                                                           --------------



                                      N/A
             -----------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

On February 18, 1999, the Registrant priced its offering of $100 million aggregate principal amount of its 7 7/8% Senior Notes due 2009 at a price equal to 99.151% of the principal amount. Pursuant to such offering, the Registrant entered into an Underwriting Agreement, dated February 18, 1999, a copy of which is attached hereto as Exhibit 1.1.




Item 7.  Financial Statements and Exhibits.

(c)  Exhibits:

     The following exhibits are filed as part of this report:

     1.1 Underwriting Agreement, dated February 18, 1999, between the Registrant and BT Alex. Brown Incorporated and Salomon Smith Barney Inc., as underwriters.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PRESIDENTIAL LIFE CORPORATION


                              By:   /s/ Herbert Kurz
                                   -------------------------------------
                                   Principal Executive Officer and Director


Dated:  February 19, 1999
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                                 Exhibit Index
                                 -------------


Exhibit No.  Description
-----------  -----------

  1.1 Underwriting Agreement, dated February 18, 1999, between the Registrant and BT Alex. Brown Incorporated and Salomon Smith Barney Inc., as underwriters.